Fair Value of Financial Instruments and Risk Management	6 Months Ended
Jun. 30, 2026
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Risk Management	FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
Derivatives
The Corporation generally limits the use of derivatives to those that qualify as accounting, economic or cash flow hedges, or those that are approved for regulatory recovery.

Derivatives are recorded at fair value with certain exceptions including those derivatives that qualify for the normal purchase and normal sale exception. Fair values reflect estimates based on current market information about the derivatives as at the balance sheet dates. The estimates cannot be determined with precision as they involve uncertainties and matters of judgment and, therefore, may not be relevant in predicting the Corporation's future consolidated earnings or cash flow.

Energy Contracts Subject to Regulatory Deferral
UNS Energy holds electricity power purchase contracts, gas supply contracts and gas swap contracts to reduce its exposure to energy price risk. Fair values are measured primarily under the market approach using independent third-party information, where possible. When published prices are not available, adjustments are applied based on historical price curve relationships, transmission costs and line losses.

Central Hudson holds swap contracts for electricity and natural gas to minimize price volatility by fixing the effective purchase price. Fair values are measured using forward pricing provided by independent third-party information.
FortisBC Energy holds gas supply contracts to fix the effective purchase price of natural gas. Fair values reflect the present value of future cash flows based on published market prices and forward natural gas price curves.

Unrealized gains or losses associated with changes in the fair value of these energy contracts are deferred as a regulatory asset or liability for recovery from, or refund to, customers in future rates, as permitted by the regulators. As at June 30, 2026, unrealized losses of $129 million (December 31, 2025 - $135 million) were recognized as regulatory assets and unrealized gains of $15 million (December 31, 2025 - $37 million) were recognized as regulatory liabilities.

Energy Contracts Not Subject to Regulatory Deferral
UNS Energy holds wholesale trading contracts to fix power prices and realize potential margin, of which 10% of any realized gains is shared with customers through rate stabilization accounts. Fair values are measured using a market approach incorporating, where possible, independent third-party information. Gains or losses associated with changes in the fair value of these energy contracts are recognized in revenue. During the three and six months ended June 30, 2026, gains of $2 million and $24 million were recognized in revenue, respectively (three and six months ended June 30, 2025 - gains of $1 million and $32 million, respectively).

Total Return Swaps
The Corporation holds total return swaps to manage the cash flow risk associated with forecast future cash and/or share settlements of certain stock-based compensation obligations. The swaps have a combined notional amount of $92 million and terms up to three years expiring at varying dates through January 2028. Fair value is measured using an income valuation approach based on forward pricing curves. Gains and losses associated with changes in fair value are recognized in other income, net. During the three and six months ended June 30, 2026, gains of $7 million and $18 million were recognized in other income, net, respectively (three and six months ended June 30, 2025 - losses of $1 million and gains of $9 million, respectively).

Foreign Exchange Contracts
The Corporation holds U.S. dollar denominated foreign exchange contracts to help mitigate exposure to foreign exchange rate volatility. The contracts expire at varying dates through June 2028 and have a combined notional amount of US$531 million. Fair value was measured using independent third-party information. Gains and losses associated with changes in fair value are recognized in other income, net. During the three and six months ended June 30, 2026, losses of $7 million and $12 million were recognized in other income, net, respectively (three and six months ended June 30, 2025 - gains of $18 million and $19 million, respectively).

Interest Rate Contracts
ITC has entered into five-year interest rate swap contracts with a combined notional value of US$150 million which will be used to manage interest rate risk associated with forecasted debt issuances. Fair value was measured using a discounted cash flow method based on secured overnight financing rates ("SOFR"). Gains and losses associated with the changes in fair value are recognized in other comprehensive income, and are expected to be reclassified to earnings as a component of interest expense over the first 5 years of the related debt. Gains of US$1 million and US$2 million were recorded in other comprehensive income for the three and six months ended June 30, 2026, respectively (three and six months ended June 30, 2025 - losses of US$4 million and US$8 million, respectively).

During the first quarter of 2026, ITC settled interest rate swap contracts with a combined notional value of US$705 million. Gains of US$4 million were recognized in other comprehensive income, which will be reclassified to earnings as a component of interest expense over 5 years.

Cross-Currency Interest Rate Swaps
The Corporation holds cross-currency interest rate swaps, maturing in 2029, to effectively convert its $500 million, 4.43% unsecured senior notes to US$391 million, 4.34% debt. The Corporation has designated this notional U.S. debt as an effective hedge of its foreign net investments and gains and losses associated with exchange rate fluctuations on the notional U.S. debt are recognized in other comprehensive income, consistent with the translation adjustment related to the foreign net investments. Other changes in the fair value of the swaps are also recognized in other comprehensive income but are excluded from the assessment of hedge effectiveness. Fair value is measured using a discounted cash flow method based on SOFR. During the three and six months ended June 30, 2026, losses of $5 million and $13 million, respectively were recorded in other comprehensive income (three and six months ended June 30, 2025 - gains of $21 million and $17 million, respectively).
Recurring Fair Value Measures
The following table presents assets and liabilities that are accounted for at fair value on a recurring basis.

($ millions)	Level 1 (1)	Level 2 (1)	Level 3 (1)	Total
As at June 30, 2026
Assets
Energy contracts subject to regulatory deferral (2) (3)	—	43	—	43
Energy contracts not subject to regulatory deferral (2)	—	18	—	18
Total return swaps and interest rate contracts (2)	—	39	—	39
Other investments (4)	200	—	—	200
	200	100	—	300
Liabilities
Energy contracts subject to regulatory deferral (3) (5)	—	(157)	—	(157)
Energy contracts not subject to regulatory deferral (5)	—	(1)	—	(1)
Cross-currency interest rate swaps and foreign exchange contracts (5)	—	(43)	—	(43)
	—	(201)	—	(201)
As at December 31, 2025
Assets
Energy contracts subject to regulatory deferral (2) (3)	—	51	—	51
Energy contracts not subject to regulatory deferral (2)	—	4	—	4
Total return swaps and foreign exchange contracts (2)	—	37	—	37
Other investments (4)	190	—	—	190
	190	92	—	282
Liabilities
Energy contracts subject to regulatory deferral (3) (5)	—	(149)	—	(149)
Energy contracts not subject to regulatory deferral (5)	—	(2)	—	(2)
Interest rate contracts and cross-currency interest rate swaps (5)	—	(23)	—	(23)
	—	(174)	—	(174)
(1)Under the hierarchy, fair value is determined using: (i) level 1 - unadjusted quoted prices in active markets; (ii) level 2 - other pricing inputs directly or indirectly observable in the marketplace; and (iii) level 3 - unobservable inputs, used when observable inputs are not available. Classifications reflect the lowest level of input that is significant to the fair value measurement.
(2)Included in accounts receivable and other current assets or other assets
(3)Gains and losses arising from changes in the fair value of these contracts are deferred as a regulatory asset or liability for recovery from, or refund to, customers in future rates as permitted by the regulators, with the exception of wholesale trading contracts and certain gas swap contracts.
(4)UNS Energy holds investments in money market accounts, and ITC and Central Hudson hold investments in trust associated with supplemental retirement benefit plans for select employees, which include mutual funds and money market accounts. The fair value of these investments is included in cash and cash equivalents and other assets, with gains and losses recognized in other income, net.
(5)Included in accounts payable and other current liabilities or other liabilities

Energy Contracts
The Corporation has elected gross presentation for its derivative contracts under master netting agreements and collateral positions, which apply only to its energy contracts. The following table presents the potential offset of counterparty netting.

	Gross Amount	Counterparty
	Recognized in	Netting of	Cash Collateral
($ millions)	Balance Sheet	Energy Contracts	Posted/(Received)	Net Amount
As at June 30, 2026
Derivative assets	61	(26)	12	47
Derivative liabilities	(158)	26	—	(132)

As at December 31, 2025
Derivative assets	55	(29)	15	41
Derivative liabilities	(151)	29	—	(122)
Volume of Derivative Activity
As at June 30, 2026, the Corporation had various energy contracts that will settle on various dates through 2032. The volumes related to electricity and natural gas derivatives are outlined below.

		As at
	June 30,		December 31,
	2026		2025
Energy contracts subject to regulatory deferral (1)
Electricity swap contracts (GWh)	908		890
Electricity power purchase contracts (GWh)	469		395
Gas swap contracts (PJ)	167		183
Gas supply contracts (PJ)	139		147
Energy contracts not subject to regulatory deferral (1)
Wholesale trading contracts (GWh)	4,291		1,430
Gas swap contracts (PJ)	2		2
(1)GWh means gigawatt hours and PJ means petajoules.

Credit Risk
For cash equivalents, accounts receivable and other current assets, and long-term other receivables, credit risk is generally limited to the carrying value on the consolidated balance sheets. The Corporation's subsidiaries generally have a large and diversified customer base, which minimizes the concentration of credit risk. Policies in place to minimize credit risk include requiring customer deposits, prepayments and/or credit checks for certain customers, performing disconnections and/or using third-party collection agencies for overdue accounts.

ITC has a concentration of credit risk as approximately 65% of its revenue is derived from three customers. The customers have investment-grade credit ratings and credit risk is further managed by the Midcontinent Independent System Operator by requiring a letter of credit or cash deposit equal to the credit exposure, which is determined by a credit-scoring model and other factors.

FortisAlberta has a concentration of credit risk as its distribution service billings are to a relatively small group of retailers. Credit risk is managed by obtaining from the retailers either a cash deposit, letter of credit, an investment-grade credit rating, or a financial guarantee from an entity with an investment-grade credit rating.

Central Hudson has seen an increase in accounts receivable since the suspension of collection efforts initially required in response to the COVID-19 pandemic. Central Hudson continues to contact customers regarding past-due balances and collection efforts are ongoing. Under its regulatory framework, Central Hudson can defer uncollectible write-offs above the amounts collected in customer rates for future recovery.

ITC, UNS Energy, Central Hudson, FortisBC Energy, and Fortis may be exposed to credit risk in the event of non-performance by counterparties to derivative contracts. Credit risk is managed by net settling payments, when possible, and dealing only with counterparties that have investment-grade credit ratings. At UNS Energy, Central Hudson and FortisBC Energy, certain contractual arrangements require counterparties to post collateral.

The value of derivatives in net liability positions under contracts with credit risk-related contingent features that, if triggered, could require the posting of a like amount of collateral was $83 million as at June 30, 2026 (December 31, 2025 - $99 million).

Hedge of Foreign Net Investments
The reporting currency of ITC, UNS Energy, Central Hudson, and Caribbean Utilities is the U.S. dollar. The earnings and cash flow from, and net investments in, these entities are exposed to fluctuations in the U.S. dollar-to-Canadian dollar exchange rate. The Corporation has reduced this exposure through hedging.

As at June 30, 2026, US$1.8 billion (December 31, 2025 - US$1.9 billion) of corporately issued U.S. dollar-denominated long-term debt has been designated as an effective hedge of net investments, leaving approximately US$13.5 billion (December 31, 2025 - US$13.2 billion) unhedged. Exchange rate fluctuations associated with the net investment in foreign subsidiaries and the debt serving as the hedge are recognized in accumulated other comprehensive income.

Financial Instruments Not Carried at Fair Value
Excluding long-term debt, the consolidated carrying value of the Corporation's remaining financial instruments approximates fair value, reflecting their short-term maturity, normal trade credit terms and/or nature.

As at June 30, 2026, the carrying value of long-term debt, including current portion, was $36.1 billion (December 31, 2025 - $34.1 billion) compared to an estimated fair value of $34.1 billion (December 31, 2025 - $32.3 billion).